UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT TO 1934

January 6, 2005
(Date of earliest event reported)

AERO MARINE ENGINE, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-49698	98-035307
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One World Trade Center, 121 S.W. Salmon Street, Suite 1100, Portland, Oregon	97204
(Address of principal executive office)	(Zip Code)

(503) 471-1348
(Registrant’s telephone number, including area code)

199 Trade Zone Drive, Ronkonkoma, New York  11779
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.01     CHANGES IN CONTROL OF REGISTRANT

Effective January 6, 2005, Benjamin Langford resigned as President; Donald Whitehead resigned as Secretary-Treasurer and Director; and Jeffrey Floyd resigned as Director of the Registrant

Effective January 6, 2005, Dr. Raymond Brouzes was elected as President, Chief Executive Officer; Samuel J. Higgins was elected as Secretary-Treasure of the Registrant. Dr. Raymond Brouzes, Samuel J. Higgins and Benjamin Langford were elected to the Board of Directors of the Registrant.

  SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERO MARINE ENGINE, INC.

By /s/ Dr. Raymond Brouzes
Dr. Raymond Brouzes, President and Chief Executive Officer

Date: January 24, 2005